MUN P2 08/19

SUPPLEMENT DATED AUGUST 8, 2019

TO THE PROSPECTUS DATED OCTOBER 1, 2018

OF

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

(each a series of Franklin Municipal Securities Trust)

The prospectus is amended as follows:

I.  The third footnote under the “Annual Fund Operating Expenses” tables in the “Fund Summaries – Franklin California High Yield Municipal Fund – Fees and Expenses of the Fund” section of the prospectus is replaced with the following:

3. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for that class do not exceed 0.03% until September 30, 2019. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

II.  The third footnote under the “Annual Fund Operating Expenses” tables in the “Fund Summaries – Franklin Tennessee Municipal Bond Fund – Fees and Expenses of the Fund” section of the prospectus is replaced with the following:

3. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for that class do not exceed 0.03% until September 30, 2019. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Please keep this supplement with your prospectus for future reference.

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